SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


                 Date of Report: August 14, 2002




                  ALPHA HOSPITALITY CORPORATION

        (Exact Name of Registrant as Specified in Charter)





   Delaware                           1-12522          13-3714474
 (State or other jurisdiction   (Commission File No.) (IRS
Employer of incorporation)                            Identification No.)




707 Skokie Boulevard, Suite 600, Northbrook, Illinois       60062
(Address of Principal Executive Offices)                  (Zip Code)



     Registrant's telephone number, including area code: (847) 418-3804





                   ALPHA HOSPITALITY CORPORATION

                                    INDEX



     Item 7.  Financial Statements and Exhibits . . . . . . . . . . . 3

     Item 9.  Regulation FD Disclosure. . . . . . . . . . . . . . . . 3

     Signature. . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

ITEM 7.  EXHIBITS.

(c) Exhibits


          99.1  Section 906 Certification (August 14, 2002)


ITEM 9.  REGULATION FD DISCLOSURE

     In connection with the filing of the Company's Quarterly Report on Form 10-QSB for the Quarterly Period ended June 30, 2002, the Company filed as correspondence the certificate attached hereto as Exhibit 99.1.

                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: August 14, 2002  ALPHA HOSPITALITY CORPORATION
                                (Registrant)

                          By: /s/ Scott A. Kaniewski
                             Scott A. Kaniewski
                             Chief Financial Officer

EXHIBIT 99.1

[LETTERHEAD OF ALPHA HOSPITALITY CORPORATION]

August 14, 2002

Jonathon G. Katz
Secretary
Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C. 20549-0609

Re: Alpha Hospitality Corporation Form 10QSB for the quarter ended June 30, 2002 (Commission File No. 1-12522)

Ladies and Gentlemen:

Pursuant to Section 906 of the Sarbanes-Oxley
Act  of 2002, the undersigned Chief Executive
Officer of Alpha Hospitality Corporation (the
"Issuer")  hereby certify that  the  periodic
report  referenced above  and  filed  by  the
Issuer   with  the  Securities  and  Exchange
Commission    fully   complies    with    the
requirements of section 13(a) or 15(d) of the
Securities Exchange Act of 1934, as  amended,
and   that  information  contained   in   the
periodic  report  fairly  presents,  in   all
material respects, the financial condition and results of operations of the Issuer.

Very truly yours,

/s/ Robert A. Berman

Robert A. Berman
Chief Executive Officer


[LETTERHEAD OF ALPHA HOSPITALITY CORPORATION]

August 14, 2002

Jonathon G. Katz
Secretary
Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C. 20549-0609

Re: Alpha Hospitality Corporation Form 10QSB for the quarter ended June 30, 2002
     (Commission File No. 1-12522)

Ladies and Gentlemen:

Pursuant to Section 906 of the Sarbanes-Oxley
Act  of 2002, the undersigned Chief Financial
Officer of Alpha Hospitality Corporation (the
"Issuer")  hereby certify that  the  periodic
report  referenced above  and  filed  by  the
Issuer   with  the  Securities  and  Exchange
Commission    fully   complies    with    the
requirements of section 13(a) or 15(d) of the
Securities Exchange Act of 1934, as  amended,
and   that  information  contained   in   the
periodic  report  fairly  presents,  in   all
material respects, the financial condition and results of operations of the Issuer.

Very truly yours,

/s/ Scott A. Kaniewski

Scott A. Kaniewski
Chief Financial Officer


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